LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 25, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON BW CLASSIC LARGE CAP VALUE FUND DATED DECEMBER 31, 2013

The following changes are each effective on or about September 8, 2014. The following information supplements and, to the extent inconsistent therewith, supersedes any contrary information in the fund’s Statement of Additional Information.

The following replaces the second paragraph of the section titled “Future First® Systematic Investment Plan” in the fund’s Statement of Additional Information:

If you invest in Class A or Class C shares, you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing BNY Mellon Investment Servicing (US) Inc. (“BNY”), the fund’s transfer agent, to transfer funds each month from your checking/savings account or another Legg Mason Fund to be used to buy additional shares. The fund will send you an account statement quarterly unless you request monthly statements. The transfer will also be reflected on your regular checking or savings account statement. You may terminate Future First at any time without charge or penalty.

The following replaces the section titled “The Fund’s Custodian and Transfer and Dividend-Disbursing Agent” in the fund’s Statement of Additional Information:

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Please retain this supplement for future reference.

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